Exhibit 10.2
SECURITIES PURCHASE AGREEMENT, dated February 25, 2021 (this “Agreement”), between Evergy, Inc., a Missouri corporation (the “Company”), and BEP Special Situations V LLC, a Delaware limited liability company (the “Investor”).
RECITALS:
A.The Company. As of the date hereof, the Company has 600,000,000 authorized shares of Common Stock, no par value (the “Common Stock”), and 12,000,000 authorized shares of Preference Stock, no par value (“Preference Stock”).
B.Cooperation Agreement. Simultaneously with the execution and delivery of this Agreement, the Company and the Investor have entered into a cooperation agreement (the “Cooperation Agreement”).
C.The Issuance. In connection with the Cooperation Agreement, the Company intends to issue in a private placement 2,269,447 shares of Common Stock (the “Common Shares”) and a warrant to purchase 3,950,000 shares of Common Stock (the “Warrant” and, together with the Common Shares, the “Purchased Securities”) and the Investor intends to purchase from the Company the Purchased Securities.
NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements set forth herein, the parties agree as follows:
Article I
PURCHASE: CLOSING
Section 1.1.    Purchase. On the terms and subject to the conditions set forth in this Agreement, the Company agrees to issue, sell and deliver to the Investor, and the Investor agrees to purchase from the Company, at the Closing (as defined below), the Purchased Securities for an aggregate purchase price of $113,184,661.30 (the “Purchase”).
Section 1.2.    Closing.
(a)    On the terms and subject to the conditions set forth in this Agreement, unless otherwise agreed to by the parties, the closing of the Purchase (the “Closing”) will take place at the offices of Cravath, Swaine & Moore LLP, 825 8th Avenue, New York, New York 10019, at 10:00 a.m. (New York City time) on the second business day following such date on which the conditions to the Closing set forth in Sections 1.2(c), (d) and (e) of this Agreement have been satisfied, or waived by the party entitled to the benefit thereof (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time), or at such other place, time and date as shall be agreed between the Company and the Investor. The time and date on which the Closing occurs is referred to in this Agreement as the “Closing Date”.

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(b)    At the Closing, the Company shall (or shall cause its transfer agent to) (A) record in its stock transfer books the Common Shares, registered in the Investor’s name (or in the name of a Margin Loan Bank (as defined below) providing financing to the Investor for the purchase of Common Shares, which Margin Loan Bank will hold the shares for the benefit of the Investor as nominee), free and clear of any liens (other than those created by or in favor of the Investor, transfer restrictions under its amended and restated certificate of incorporation and amended and restated bylaws and applicable federal and state securities laws), (B) deliver to the Investor (x) evidence of the issuance of the Common Shares and (y) the Warrant, in each case bearing appropriate legends as hereinafter provided for, in exchange for payment in full of the aggregate purchase price therefor by wire transfer of immediately available United States funds to a bank account that has been designated by the Company at least two (2) business days prior to the Closing Date. The Common Shares and the Warrant will not be issued in violation of and will not be subject to any preemptive rights, rights of first refusal or similar rights.
(c)    The respective obligations of each of the Investor and the Company to consummate the Purchase are subject to the fulfillment (or waiver by the Investor and the Company, as applicable) prior to the Closing of the condition that (i) any approvals or authorizations of all United States and other governmental or regulatory authorities (each, a “Governmental Entity”), the absence of which would reasonably be expected to make the Purchase unlawful, shall have been obtained or made in form and substance reasonably satisfactory to each party and shall be in full force and effect and all waiting periods (and any extensions thereof) required by United States and other applicable law (including the HSR Act (as defined below)) shall have expired and (ii) no provision of any applicable United States or other law and no judgment, injunction, order or decree of any Governmental Entity shall prohibit the purchase and sale of the Purchased Securities.
(d)    The obligation of the Company to consummate the Closing is also subject to the fulfillment (or waiver by the Company) at or prior to the Closing of each of the following conditions:
(i) the representations and warranties of the Investor set forth in this Agreement shall be true and correct as though made on and as of the Closing Date (other than representations and warranties that by their terms speak as of another date, which representations and warranties shall be true and correct as of such date), except to the extent that the failure of such representations and warranties to be so true and correct, individually or in the aggregate, does not have and would not be reasonably likely to have an Investor Material Adverse Effect; and
(ii) the Investor shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing.
(e)    The obligation of the Investor to consummate the Closing is also subject to the fulfillment (or waiver by the Investor) at or prior to the Closing of each of the following conditions:

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(i)    (A) the representations and warranties of the Company set forth in (x) Sections 2.1(c), (d) and (g) of this Agreement shall be true and correct in all respects as though made on and as of the Closing Date (other than representations and warranties that by their terms speak as of another date, which representations and warranties shall be true and correct as of such date), (y) Sections 2.1(a), (b) and (e) of this Agreement shall be true and correct in all material respects as though made on and as of the Closing Date (other than representations and warranties that by their terms speak as of another date, which representations and warranties shall be true and correct in all material respects as of such date), and (z) Section 2.1 (other than Sections 2.1(a), (b), (c), (d), (e) and (g)) shall be true and correct as though made on and as of the Closing Date (other than representations and warranties that by their terms speak as of another date, which representations and warranties shall be true and correct as of such date), except to the extent that the failure of such representations and warranties referred to in this Section 1.2(e)(i)(A)(z) to be so true and correct, individually or in the aggregate, does not have and would not be reasonably likely to have a Material Adverse Effect and (B) the Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing;
(ii)    the Company shall have delivered the Common Shares to Investor or its designee(s);
(iii)    the Company shall have duly executed and delivered the Warrant in substantially the form attached hereto as Annex A to the Investor or its designee(s); and
(iv)    the Company shall have duly executed and delivered to the Investor or its designee(s) a Registration Rights Agreement (the “Registration Rights Agreement”) in substantially the form of Annex B, which the Company shall be required to execute and deliver at or prior to the Closing subject only to the fulfillment (or waiver by the Company) of the conditions to Closing of the Company set forth in Sections 1.2(c) and (d).
Section 1.3.    Interpretation. When a reference is made in this Agreement to “Recitals,” “Articles,” “Sections” or “Annexes,” such reference shall be to a Recital, Article or Section of, or Annex to, this Agreement unless otherwise indicated. The terms defined in the singular have a comparable meaning when used in the plural, and vice versa. References to “herein”, “hereof”, “hereunder” and the like refer to this Agreement as a whole and not to any particular section or provision, unless the context requires otherwise. The table of contents and headings contained in this Agreement are for reference purposes only and are not part of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed followed by the words “without limitation.” No rule of construction against the draftsperson shall be applied in connection with the interpretation or enforcement of this Agreement, as this Agreement is the product of negotiation between sophisticated parties advised by counsel. All references to “$” or “dollars” mean the lawful currency of the United States of America. Except as expressly stated in this Agreement, all references to any statute, rule or regulation are to the statute, rule or regulation as amended, modified,

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supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under the statute) and to any section of any statute, rule or regulation include any successor to the section. References to a “business day” shall mean a business day in the City of New York.

Section 1.4    Transaction Documents. For purposes of this Agreement, the term “Transaction Documents” refers collectively to this Agreement, the Warrant and the Registration Rights Agreement, in each case, as amended, modified or supplemented from time to time in accordance with their respective terms.

Article II
REPRESENTATIONS AND WARRANTIES

Section 2.1    Representations and Warranties of the Company
. The Company represents and warrants to the Investor that as of the date hereof and as of the Closing Date (or such other date specified herein):

(a)    Organization, Authority and Significant Subsidiaries. (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Missouri, with corporate power and authority to own its properties and conduct its business in all material respects as currently conducted, and (ii) except as has not had or would not be reasonably likely to have a material adverse effect on the ability of the Company to consummate the Purchase and the other transactions contemplated by this Agreement (a “Material Adverse Effect”), (A) the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business so as to require such qualification and (B) each subsidiary of the Company that is a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”) (individually a “Significant Subsidiary” and collectively the “Significant Subsidiaries”) has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization.

(b)    Capitalization. As of the date of this Agreement, the authorized capital stock of the Company consists of 600,000,000 shares of Common Stock and 12,000,000 shares of Preference Stock. As of February 19, 2021 (the “Common Stock Capitalization Date”), 226,944,941 shares of Common Stock were issued and outstanding. As of the Common Stock Capitalization Date, no shares of Common Stock were held by the Company in its treasury. As of the Common Stock Capitalization Date, there were outstanding options to purchase, and other stock-based awards with respect to, 1,092,104 shares of Common Stock and there were 1,396,981 shares of Common Stock reserved for issuance pursuant to employee and director stock plans of the Company or a subsidiary of the Company in effect as of the date of this Agreement (the “Company Stock Plans”), and as of the Common Stock Capitalization Date no shares of Common Stock were reserved for issuance except for shares of Common Stock reserved in

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connection with such options and stock-based awards or the Company’s dividend reinvestment plan. The outstanding shares of Common Stock have been duly authorized and are validly issued and outstanding, fully paid and non-assessable, and subject to no preemptive rights (and were not issued in violation of any preemptive rights). Except as set forth above and pursuant to this Agreement, the Company Stock Plans, the Company’s dividend reinvestment plan and stock repurchase plans entered into by Company from time to time, as of the date of this Agreement, there are no shares of Common Stock reserved for issuance, the Company does not have outstanding any securities providing the holder the right to acquire Common Stock, and the Company does not have any commitment to authorize, issue or sell any Common Stock. No shares of Preference Stock are issued and outstanding or reserved for issuance.
(c)    Common Shares. The Common Shares have been duly and validly authorized, and, when issued and delivered pursuant to this Agreement, the Common Shares will be duly and validly issued and fully paid and non-assessable.
(d)    The Warrant and Warrant Shares. The Warrant has been duly authorized and, when executed and delivered as contemplated hereby, will constitute a valid and legally binding obligation of the Company in accordance with its terms, and the shares of Common Stock issuable upon exercise of the Warrant (the “Warrant Shares”) have been reserved for issuance by the Company.
(e)    Authorization, Enforceability.
(i)    The Company has the corporate power and authority to execute and deliver this Agreement and the other Transaction Documents and to carry out its obligations hereunder and thereunder (which includes the issuance of the Common Shares and the Warrant). The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and its stockholders, and no further approval or authorization is required on the part of the Company. This Agreement and the other Transaction Documents are or, when executed by the parties thereto, will be valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity (“Bankruptcy Exceptions”).
(ii)    The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby and compliance by the Company with any of the provisions hereof and thereof, will not (A) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or

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accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any Significant Subsidiary under any of the terms, conditions or provisions of (1) its amended and restated certificate of incorporation, as amended or amended and restated by-laws, as amended or (2) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Company or any Significant Subsidiary is a party or by which it or any Significant Subsidiary may be bound, or to which the Company or any Significant Subsidiary or any of the properties or assets of the Company or any Significant Subsidiary may be subject, or (B) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any statute, rule or regulation or any judgment, ruling, order, writ, injunction or decree applicable to the Company or any Significant Subsidiary or any of their respective properties or assets except, in the case of clauses (A)(2) and (B), for those occurrences that, individually or in the aggregate, have not had and would not be reasonably likely to have a Material Adverse Effect. As of the date of this Agreement, the Company is not party to a stockholders rights agreement, “poison pill” or similar agreement or plan.
(iii)    Other than the (a) filings required under, and compliance with other applicable requirements of the HSR Act, (b) compliance with any applicable state securities or blue sky laws, (c) any current report on Form 8-K required to be filed with the SEC and (d) such as have been made or obtained, no notice to, filing with, exemption or review by, or authorization, consent or approval of, any Governmental Entity is required to be made or obtained by the Company in connection with the consummation by the Company of the Purchase except for any such notices, filings, exemptions reviews, authorizations, consents and approvals the failure of which to make or obtain would not be reasonably likely to have a Material Adverse Effect. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby and compliance by the Company with any of the provisions hereof and thereof, do not require the approval or authorization of the Federal Energy Regulatory Commission under Section 203(a)(1) or (2) of the Federal Power Act.
(f)    Company Financial Statements. As of the date of this Agreement, the consolidated financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the reports filed by the Company pursuant to the Securities Act or the Exchange Act (as defined below) (collectively, the “SEC Reports”) filed between January 1, 2020 and the date of this Agreement, present fairly in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated therein and the consolidated results of their operations for the periods specified therein; and except as stated therein, such financial statements were prepared in conformity with generally accepted accounting principles, as in effect in the United States from time to time (“GAAP”), applied on a consistent basis (except as may be noted therein).

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(g)    No Business Material Adverse Effect. From September 30, 2020, to the date hereof, to the knowledge of the Company (without any duty of inquiry), except as disclosed in the SEC Reports filed by the Company prior to the date hereof, there has not been any event, occurrence, change or development of a state of circumstances or facts which, individually or in the aggregate, has had, or would be reasonably likely to have, a Business Material Adverse Effect. “Business Material Adverse Effect” means any effect that, individually or in the aggregate, would reasonably be expected to result in a material adverse effect on the financial condition, business, assets or results of operations of the Company and its subsidiaries, taken as a whole; provided, however, that, in no event shall any of the following effects, alone or in combination, be deemed to constitute, or be taken into account, in determining whether there has been, or would be, a Business Material Adverse Effect: (i) any changes in general United States or global economic conditions or securities, credit, financial or other capital markets conditions, (ii) any changes or conditions affecting the industries in which the Company operates, including electric generation, transmission or distribution industries in general (including, in each case, changes to general market prices and regulatory changes affecting the industry), (iii) any weather-related or other force majeure event (including earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters), (iv) acts of war (whether or not declared), armed hostility (by recognized governmental forces or otherwise), sabotage, terrorism or cyber-attack, and any escalation or general worsening of any of the foregoing, (v) the negotiation, execution, announcement, pendency, compliance with or performance of this Agreement, the transactions contemplated hereby or the terms hereof or the consummation of the transactions contemplated hereby, including the impact thereof on the relationships of the Company and its subsidiaries with customers, suppliers, partners, employees or governmental bodies, agencies, officials or authorities; (vi) any action taken or failure to take action which the Company has requested approval of in writing or any actions taken by, or at the written request of, the Investor, (vii) changes in applicable law or regulation or in GAAP or in accounting standards, or any changes in the interpretation or enforcement of any of the foregoing, or any changes in general legal, regulatory or political conditions, (viii) any decline in the market price, or change in trading volume, of the Company’s capital stock, (ix) any failure to meet any internal or public projections, forecasts, guidance, estimates, milestones, or budgets or internal or published financial or operating predictions of revenue, earnings, cash flow or cash position (it being understood that the exceptions in clauses (viii) and (ix) shall not prevent or otherwise affect a determination that the underlying cause of any such change, decline or failure referred to therein (if not otherwise falling within any of the exceptions provided hereof) is a Business Material Adverse Effect), (x) any fact, circumstance, effect, change, event or development resulting from or arising out of or affecting the national, regional, state or local engineering or construction industries or the wholesale or retail markets for commodities, materials or supplies (including equipment supplies, steel, concrete, electric power, fuel, coal, natural gas, water or coal transportation) or the hedging markets therefor, including any change in commodity prices; or (xi) the occurrence or worsening of any pandemic, epidemic, public health emergency or disease outbreak (including COVID-19); provided that, in the case of clauses (i), (ii), (iii), (iv), (x) and (xi), to the

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extent the impact on the Company and its subsidiaries, taken as a whole, is disproportionate to the impact on other similarly situated entities, the incrementally disproportionate impact or impacts shall be taken into account in determining whether there has been, or would reasonably be expected to be, a Business Material Adverse Effect.
(h)    Reports.
(i)    Since January 1, 2020 and through the date of this Agreement, the Company has complied in all material respects with the filing requirements of Sections 13(a), 14(a) and 15(d) of the Exchange Act.
(ii)    As of the date of this Agreement, the SEC Reports filed by the Company through the date of this Agreement, when they became effective or were filed with the Securities and Exchange Commission (the “Commission”), as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents, when they became effective or were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.
(i)    Listing; No Stockholder Approval Required.
(i)    The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and listed on the New York Stock Exchange (the “NYSE”) and the Company has taken no action designed to, or which to the knowledge of the Company is reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NYSE, nor, other than as disclosed in the SEC Reports, has the Company received any notification that the SEC or the NYSE is contemplating terminating such registration or listing.
(ii)    The Company is not required to seek stockholder approval pursuant to the listing rules of the NYSE or otherwise for the issuance of the Common Shares and of the Warrant.
(j)    Investment Company Status. The Company is not, and after giving effect to the issuance and sale of the Purchased Securities and the application of the proceeds therefrom will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940.
(k)    No Other Company Representations or Warranties. Except for the representations and warranties expressly set forth in this Section 2.1, neither the Company nor any other person acting on its behalf makes any other express or implied representation or warranty with respect to the Purchased Securities, Warrant Shares, the

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Company or any of its subsidiaries or their respective businesses, operations, properties, assets, liabilities, condition (financial or otherwise) or prospects.
Section 2.2    Representations and Warranties of the Investor. The Investor, hereby represents and warrants to the Company that as of the date hereof and the Closing Date:
(a)    Status. The Investor has been duly organized and is validly existing as a limited liability company under the laws of the State of Delaware.
(b)    Authorization, Enforceability.
(i)    The Investor has the power and authority, corporate or otherwise, to execute and deliver this Agreement and the Registration Rights Agreement and to carry out its obligations hereunder and thereunder. The execution, delivery and performance by the Investor of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Investor, and no further approval or authorization is required on the part of the Investor or any other party for such authorization to be effective. This Agreement and the Registration Rights Agreement are or will be valid and binding obligations of the Investor enforceable against the Investor in accordance with their respective terms, except as the same may be limited by Bankruptcy Exceptions.
(ii)    The execution, delivery and performance by the Investor of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby and compliance by the Investor with any of the provisions hereof and thereof, will not (A) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration of, or result in the creation of, any lien, security interest, charge or encumbrance upon any of the properties or assets of the Investor under any of the terms, conditions or provisions of (1) its organizational documents or (2) any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which the Investor is a party or by which it may be bound, or to which the Investor or any of the properties or assets of the Investor may be subject, or (B) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any statute, rule or regulation or any judgment, ruling, order, writ, injunction or decree applicable to the Investor or any of its properties or assets except, in the case of clauses (A) (2) and (B), for those occurrences that, individually or in the aggregate, have not had and would not be reasonably likely to have an Investor Material Adverse Effect. “Investor Material Adverse Effect” means a material adverse effect on the ability of the Investor to consummate the Purchase and the other transactions contemplated by this Agreement.

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(iii)    Other than (a) filings required under, and compliance with other applicable requirements of the HSR Act and (b) such as have been made or obtained, no notice to, filing with, exemption or review by, or authorization, consent or approval of, any Governmental Entity is required to be made or obtained by the Investor in connection with the consummation by the Investor of the Purchase except for any such notices, filings, exemptions, reviews, authorizations, consent and approvals the failure of which to make or obtain would not be reasonably likely to have an Investor Material Adverse Effect.
(c)    Purchase for Investment. The Investor acknowledges that the Purchased Securities and the Warrant Shares have not been registered under the Securities Act or under any state or other applicable securities laws. The Investor (i) acknowledges that it is acquiring the Purchased Securities pursuant to an exemption from registration under the Securities Act solely for investment with no intention to distribute any of the Purchased Securities or Warrant Shares to any person, (ii) will not sell, transfer or otherwise dispose of any of the Purchased Securities or the Warrant Shares, except in compliance with this Agreement and the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws, (iii) has such knowledge and experience in financial and business matters and in investments of this type that it is capable of evaluating the merits and risks of its investment in the Purchased Securities and the Warrant Shares and of making an informed investment decision, (iv) is an “accredited investor” (as that term is defined by Rule 501 of the Securities Act), (v) is a “qualified institutional buyer” (as that term is defined in Rule 144A of the Securities Act) and (vi) (A) has been furnished with or has had full access to all the information that it considers necessary or appropriate to make an informed investment decision with respect to the Purchased Securities and Warrant Shares, (B) has had an opportunity to discuss with the Company and its representatives the intended business and financial affairs of the Company and to obtain information necessary to verify any information furnished to it or to which it had access and (C) can bear the economic risk of (x) an investment in the Company indefinitely and (y) a total loss in respect of such investment. The Investor has such knowledge and experience in business and financial matters so as to enable it to understand and evaluate the risks of, and form an investment decision with respect to its investment in, the Purchased Securities and the Warrant Shares and to protect its own interest in connection with such investment. The Investor further acknowledges that it has had such an opportunity to consult with its own counsel, financial and tax advisers and other professional advisers as it believes is sufficient for purposes of the Purchase. The Investor further acknowledges (for itself and on behalf of its Affiliates and representatives) that it has conducted, to its satisfaction, its own independent investigation of the business, operations, assets and financial condition of the Company and its subsidiaries and, in making its determination to proceed with the Purchase, the Investor and its Affiliates and representatives have relied on the results of their own independent investigation.
(d)    No Other Company Representations or Warranties. Except for the representations and warranties expressly set forth in Section 2.1, the Investor hereby

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acknowledges that neither the Company nor any of its subsidiaries, nor any other person, (i) has made or is making any other express or implied representation or warranty with respect to the Company or any of its subsidiaries or their respective businesses, operations, assets, liabilities, condition (financial or otherwise) or prospects, including with respect to any information provided or made available to the Investor or any of its representatives or any information developed by the Investor or any of its representatives or (ii) will have or be subject to any liability or indemnification obligation to the Investor resulting from the delivery, dissemination or any other distribution to the Investor or any of its representatives, or the use by the Investor or any of its representatives, of any information, documents, estimates, projections, forecasts or other forward-looking information, business plans or other material developed by or provided or made available to the Investor or any of its representatives in anticipation or contemplation of the Purchase or any other transactions or potential transactions involving the Company and the Investor. The Investor, on behalf of itself and on behalf of its respective Affiliates, expressly waives any such claim relating to the foregoing matters.
(e)    Ownership. Without giving effect to the Purchase, the Investor is not the Beneficial Owner of (i) any Common Stock or (ii) any securities or other instruments representing the right to acquire Common Stock. The Investor does not have a formal or informal agreement, arrangement or understanding with any person (other than the Company) to acquire, dispose of or vote any securities of the Company. “Beneficial Ownership” shall be determined in accordance with Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934 (the “Exchange Act”), including the provision that any member of a “group” shall be deemed to have Beneficial Ownership of all securities Beneficially Owned by other members of the group, and except that the exclusion in Rule 13d-3(d)(1)(i) for rights to acquire securities that are not exercisable “within 60 days” shall not apply. “Beneficial Owner” and “Beneficially Own” shall have conforming definitions. Unless specified otherwise, all percentage calculations of Beneficial Ownership will be calculated by including securities that the person (including any group of which such person is a member), but not any other person, has the right to acquire in both the numerator and the denominator.
To the extent the Investor transfers its rights to one or more of its Permitted Transferees at or prior to Closing, the representations and warranties in Sections 2.2(a), (b), (c) and (d) shall be deemed to also be made by the Investor in respect of each such Permitted Transferee and the representation and warranty in Section 2.2(e) shall be deemed to be made in respect of the Investor and such Permitted Transferees collectively.
Article III
COVENANTS
Section 3.1. Commercially Reasonable Efforts. Subject to the terms and conditions of this Agreement, each of the parties will use its commercially reasonable efforts in good faith to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or desirable, or advisable under applicable laws, so as

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to permit consummation of the Purchase and the exercise in full of the Warrant for Warrant Shares (subject to the limitations set forth in the Warrant) as promptly as practicable and otherwise to enable consummation of the transactions contemplated hereby and by the other Transaction Documents (including making filings and deliveries) and shall use commercially reasonable efforts to cooperate with the other party to that end. Without limiting the generality of the foregoing, promptly following the date of this Agreement, the parties shall use commercially reasonable efforts to cooperate to make or cause to be made all filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) to permit the consummation of the Purchase. The parties shall use commercially reasonable efforts to cooperate with each other in connection with HSR Act filings and otherwise with respect to the obtaining of any required antitrust approvals. Nothing in this Agreement or the other Transaction Documents shall be deemed to require the Company to seek any stockholder approval under the listing rules of the NYSE or otherwise with respect to the issuance of the Warrant Shares.
Section 3.2    Expenses. Unless otherwise provided in any Transaction Document executed by the Company and the Investor, each of the parties hereto will bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated under the Transaction Documents, including fees and expenses of its own financial or other consultants, investment bankers, accountants and counsel.
Section 3.3    Listing. The Company shall, at its expense, cause the Common Shares and the Warrant Shares, as soon as reasonably practicable following (i) the Closing Date, in the case of the Common Shares, and (ii) the applicable exercise date, in the case of Warrant Shares issued upon exercise of the Warrant, to be listed on the NYSE at the time they become freely transferable in the public market under the Securities Act, subject to official notice of issuance, and shall maintain such listing on the NYSE for so long as any Common Stock is listed on the NYSE.
Section 3.4    Certain Notifications Until Closing. From the date of this Agreement until the Closing, each party shall promptly notify the other party of (i) any fact, event or circumstance of which it is aware and which would be reasonably likely to cause any representation or warranty of such party contained in this Agreement to be untrue or inaccurate in any material respect or to cause any covenant or agreement of such party contained in this Agreement not to be complied with or satisfied in any material respect and (ii) any fact, circumstance, event, change, occurrence, condition or development of which it is aware and which, individually or in the aggregate, has had or would be reasonably likely to have a Material Adverse Effect or an Investor Material Adverse Effect, as the case may be; provided however that, delivery of any notice pursuant to this Section 3.4 shall not limit or affect any rights of or remedies available to the other party.
Section 3.5    The Company and Investor shall use commercially reasonable efforts to negotiate and shall, concurrently with the consummation of the Closing, enter into a customary mutually acceptable consent and acknowledgement by

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and among the Company, Investor and the Margin Loan Bank referred to in Section 1.2(A), which consent and acknowledgement shall contain, among other things, an agreement by such Margin Loan Bank to vote the Common Shares held by such Margin Loan Bank as nominee of the Investor at and in accordance with the directions of the Investor.
Article IV
ADDITIONAL AGREEMENT
Section 4.1    Transfer Restrictions.
(a)    During the Common Stock Restricted Period, without the prior written consent of the Company, the Investor and its Permitted Transferees shall not (i) directly or indirectly transfer, sell, assign, pledge, convey, hypothecate or otherwise encumber or dispose of any of the Common Shares or Warrant Shares, or (ii) lend, hypothecate or permit any custodian to lend or hypothecate any of the Common Shares or any other shares of Common Stock. During the Warrant Restricted Period, without the prior written consent of the Company, the Investor and its Permitted Transferees shall not (A) directly or indirectly transfer, sell, assign, pledge, convey, hypothecate or otherwise encumber or dispose of the Warrant, or (B) lend, hypothecate or permit any custodian to lend or hypothecate the Warrant. “Common Stock Restricted Period” means the period commencing on the Closing Date and ending on October 1, 2021. “Warrant Restricted Period” means the period commencing on the Closing Date and ending on the Expiration Date (as defined in the Warrant). Each transaction referenced in the first two sentences of this Section 4.1(a) is herein called a “Transfer”. Exercises of the Warrant for Warrant Shares in accordance with the terms of the Warrant shall not be deemed Transfers. Notwithstanding the foregoing restrictions set forth in this Section 4.1(a), the Purchased Securities, the Warrant Shares and other shares of Common Stock may be pledged to one or more banks or financial institutions as collateral in connection with a bona fide margin loan or other customary lending arrangement and any such bank or financial institution (a “Margin Loan Bank”) may, subject to compliance with applicable securities laws, transfer (or cause the transfer of) such Purchased Securities, Warrant Shares or other shares of Common Stock in connection with any foreclosure or other similar enforcement of remedies thereunder.
(b)    Notwithstanding the foregoing, Section 4.1(a) shall not prevent the Investor and the Permitted Transferees from Transferring any or all of the Purchased Securities or Warrant Shares, at any time, to an Affiliate of the Investor (each, a “Permitted Transferee”), but only if the Permitted Transferee agrees in writing for the benefit of the Company to be bound by the terms of this Agreement (including these transfer restrictions); provided that, if the Investor ceases to be an Affiliate of such Permitted Transferee, such Permitted Transferee shall be required to transfer such Purchased Securities or Warrant Shares to the Investor or a Permitted Transferee immediately; provided further that, no such Transfer shall relieve the Investor of its

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obligations under this Agreement. The Investor shall cause each Permitted Transferee to comply with this Agreement as applicable to it.
(c)    During the Common Stock Restricted Period, without the prior written consent of the Company, the Investor and its Permitted Transferees may not engage in any Hedging Transaction with respect to any of the Common Shares or Warrant Shares. During the Warrant Restricted Period, without the prior written consent of the Company, the Investor and its Permitted Transferees may not engage in any Hedging Transaction with respect to the Warrant. “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including any put or call option, swap or other derivative transaction whether settled in cash or securities) to obtain a “short” or “put equivalent position” with respect to the Common Stock.
(d)    The Purchased Securities are, and the Warrant Shares will be when issued, restricted securities under the Securities Act and may not be offered or sold except pursuant to an effective registration statement or an available exemption from registration under the Securities Act. Accordingly, the Investor shall not, directly or through others, offer or sell any Purchased Securities or any Warrant Shares except pursuant to a registration statement or pursuant to Rule 144 or another exemption from registration under the Securities Act, if available. Prior to any Transfer of Purchased Securities or Warrant Shares other than pursuant to an effective registration statement, the Investor shall notify the Company of such Transfer and the Company may require the Investor to provide, prior to such Transfer, such evidence that the Transfer will comply with the Securities Act (including written representations and an opinion of counsel) as the Company may reasonably request. The Company may impose stop-transfer instructions with respect to any securities that are to be transferred in contravention of this Agreement.
Section 4.2.    Legend. The Investor agrees that all certificates, statement of book entry interests or other instruments representing Purchased Securities and the Warrant Shares will bear a legend substantially to the following effect:
“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. THIS INSTRUMENT IS ISSUED PURSUANT TO AND SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF A SECURITIES PURCHASE AGREEMENT, DATED FEBRUARY 25, 2021, BETWEEN THE ISSUER OF THESE SECURITIES AND THE INVESTOR REFERRED TO THEREIN, A COPY OF WHICH IS ON FILE WITH THE ISSUER. THE SECURITIES

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REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENT. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENT WILL BE VOID.”
Section 4.3    Removal of Legend.
(a)    In the event that (i) any Common Shares or Warrant Shares become registered under the Securities Act or (ii) the Common Shares or Warrant Shares are eligible to be transferred without restriction in accordance with Rule 144 under the Securities Act, the Company shall (subject to the receipt of an opinion of counsel reasonably satisfactory to the Company and the transfer agent to the effect that the restrictive legend referred to in Section 4.2 is no longer required under the Securities Act and applicable state securities laws) issue new certificates, statements of book entry interests or other instruments representing such Common Shares or Warrant Shares, which shall not contain such portion of the legend referred to in Section 4.2 that is no longer applicable; provided that, the Investor surrenders to the Company the previously issued certificates, statements of book entry interests or other instruments.
(b)    In connection with a sale of Common Shares or Warrant Shares by the Investor in reliance on Rule 144 under the Securities Act, the Investor or its broker shall deliver to the Company’s transfer agent and the Company a broker representation letter providing to the transfer agent and the Company any information the Company deems necessary to determine that the sale of the Purchased Securities or Warrant Shares is made in compliance with Rule 144. Upon receipt of such representation letter and an opinion of counsel reasonably satisfactory to the Company and the transfer agent to the effect that the legend referred to in Section 4.2 is no longer required under the Securities Act and applicable state securities laws, the Company shall promptly direct its transfer agent to remove the portion of the legend referred to in Section 4.2 that is no longer applicable, and the Company shall bear all costs associated therewith.
Secion 4.4    Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Purchased Securities or Warrant Shares to the public without registration, the Company agrees to use its reasonable best efforts to:
(a)    make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144, at all times from and after the Closing Date until all Purchased Securities and Warrant Shares held by the Investor are (i) eligible to be sold by the holder thereof, without the application of any volume or manner of sale restrictions, pursuant to Rule 144, (ii) bear no legends restricting the transfer thereof (other than legends which would be subject to prompt removal pursuant to Section 4.3), and (iii) bear an unrestricted CUSIP number (if held in global form) (“Freely Tradeable”);

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(b)    until all Purchased Securities and Warrant Shares held by the Investor are Freely Tradeable, furnish to the Investor forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Investor may reasonably request in availing itself of any rule or regulation of the SEC allowing the Investor to sell any such Purchased Securities and Warrant Shares without registration; and
(c)    take such further action as the Investor may reasonably request, all to the extent required from time to time to enable the Investor to sell Purchased Securities and Warrant Shares without registration under the Securities Act within the limitations of the exemption provided by Rule 144.
Article V
MISCELLANEOUS
Section 5.1    Termination. This Agreement may be terminated at any time prior to the Closing:
(a)    by either the Investor or the Company if the Closing shall not have occurred by the date that is two months after the date hereof; provided however that, the right to terminate this Agreement under this Section 5.1(a) shall not be available to any party whose breach of any representation or warranty or failure to perform any obligation under this Agreement shall have caused or resulted in the failure of the Closing to occur on or prior to such date;
(b)    by either the Investor or the Company in the event that any Governmental Entity shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable; or
(c)    by the mutual written consent of the Investor and the Company.
In the event of termination of this Agreement as provided in this Section 5.1, this Agreement shall forthwith become void and there shall be no liability on the part of either party, except that nothing herein shall relieve either party from liability for any breach of this Agreement.
Section 5.2    Amendment. No amendment of any provision of this Agreement will be effective unless made in writing and signed by an officer of a duly authorized representative of each party.
Section 5.3    Waiver of Conditions. The conditions to each party’s obligation to consummate the Purchase are for the sole benefit of such party and may be waived by such party in such party’s sole discretion in whole or in part, but only to the extent permitted by applicable law. No waiver will be effective unless it is in a writing

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signed by a duly authorized officer of the waiving party that makes express reference to the provision or provisions subject to such waiver.
Section 5.4    Counterparts and Facsimile. For the convenience of the parties hereto, this Agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this Agreement may be delivered by facsimile, PDF or other electronic file and such facsimiles, PDFs or other electronic files will be deemed as sufficient as if actual signature pages had been delivered.
Section 5.5    Governing Law; Submission to Jurisdiction, Etc. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. Each of the parties hereto agrees (a) to submit to the non-exclusive personal jurisdiction of the State or Federal courts in the Borough of Manhattan, The City of New York, (b) that non-exclusive jurisdiction and venue shall lie in the State or Federal courts in the State of New York, and (c) that notice may be served upon such party at the address and in the manner set forth for such party in Section 5.6. To the extent permitted by applicable law, each of the parties hereto hereby unconditionally waives trial by jury in any legal action or proceeding relating to the Transaction Documents or the transactions contemplated hereby or thereby.
Section 5.6    Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally upon confirmation of receipt, or (b) on the second business day following the date of dispatch if delivered by a nationally recognized next day courier service, in each case with a copy sent concurrently by e-mail. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.
If to the Investor:
Bluescape Energy Partners, LLC
200 Crescent Court, Suite 1900
Dallas, TX 75201
Attention: Jonathan Siegler
E-mail: jsiegler@bluescapepartners.com
with a copy to (which alone shall not constitute notice):
Kirkland & Ellis LLP
609 Main St.
Houston, TX 77002
Attention: Julian J. Seiguer, P.C.

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Shubi Arora, P.C.
E-mail: julian.seiguer@kirkland.com
shubi.arora@kirkland.com

If to the Company:
Evergy, Inc.
1200 Main Street, 31st Floor
Kansas City, Missouri 64105
Attention: Heather A. Humphrey
E-mail: Heather.Humphrey@evergy.com
with a copy to (which copy alone shall not constitute notice):
Cravath, Swaine & Moore LLP
Worldwide Plaza
825 Eighth Avenue
New York, New York 10019
Attention: Erik R. Tavzel
Andrew C. Elken

E-mail:            etavzel@cravath.com
            aelken@cravath.com

Section 5.7    Entire Agreement, Etc. This Agreement (including the Annexes hereto) and the other Transaction Documents constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof and thereof.
Section 5.8    Definitions of “subsidiary” and “Affiliate”
(a)    When a reference is made in this Agreement to a subsidiary of a person, the term “subsidiary” means those entities of which such person owns or controls more than 50% of the outstanding equity securities either directly or through an unbroken chain of entities as to each of which more than 50% of the outstanding equity securities is owned directly or indirectly by its parent.
(b)    The term “Affiliate” means, with respect to any person, any person directly or indirectly controlling, controlled by or under common control with, such other person. For purposes of this definition, “control” when used with respect to any person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such person, whether through the ownership of voting securities by contract or otherwise.

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Section 5.9    Assignment. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by any party hereto without the prior written consent of the other parties, and any attempt to assign any right, remedy, obligation or liability hereunder without such consent shall be void, except an assignment by Investor, upon one business day’s notice to the Company, of any or all of its rights hereunder (including under any other Transaction Document) to one or more Permitted Transferees prior to the Closing subject to the requirements and conditions set forth in Section 4.1(b) for a transfer of Purchased Securities and applicable requirements and conditions in the other Transaction Documents. The actions of Investor and/or any Permitted Transferee shall be aggregated for purposes of all thresholds and limitations herein and in the Registration Rights Agreement to the extent (i) Investor transfers any or all of its rights hereunder to any Permitted Transferee prior to the Closing and/or (ii) Investor or any Permitted Transferee transfers any Purchased Securities to any Permitted Transferee following the Closing.
Section 5.10    Severability. If any provision of this Agreement or a Transaction Document, or the application thereof to any person or circumstance, is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.
Section 5.11    No Third Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person or entity other than the Company and the Investor (and any subsidiary of the Investor or Permitted Transferee to which an assignment is made in accordance with this Agreement), any benefits, rights, or remedies.
Section 5.12    Specific Enforcement. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement or the other Transaction Documents, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. It is accordingly agreed that the parties hereto will waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties hereto, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement or the other Transaction Documents to enforce specifically the terms and provisions hereof without the necessity of proving actual damage or securing or posting any bond or providing prior notice.
Section 5.13    Survival.

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(a)    Except for the representations and warranties contained in Sections 2.1(a) (solely with respect to the due incorporation and valid existence of the Company), 2.1(b), 2.1(c), 2.1(d), 2.1(e)(i), 2.1(e)(ii)(A)(1) (solely with respect to the Company), 2.2(a), 2.2(c), 2.2(d) and 2.2(e) (the “Specified Representations”), none of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing. After the Closing, no party hereto may assert in any action, claim, demand, suit, arbitration or legal proceeding against any other party, or assert as a defense in any action, claim, demand, suit, arbitration or legal proceeding brought by any other party, any breach of, noncompliance with or inaccuracy of any representation or warranty in this Agreement (except for any Specified Representation) or in any instrument delivered pursuant to this Agreement.
(b)    The Specified Representations shall survive until the maximum period permitted by any applicable statute of limitations.
(c)    The maximum aggregate amount of liability of the Company arising out of or resulting from any breach, noncompliance with or inaccuracy of its Specified Representations shall not exceed the amount paid by Investor for the Purchase.
(d)    This Section 5.13 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Closing.
* * *

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.
EVERGY, INC.
By: /s/ Kirkland B. Andrews
Name: Kirkland B. Andrews
Title: Executive Vice President and Chief Financial Officer

BEP SPECIAL SITUATIONS V LLC
By: /s/ Jonathan Siegler
Name: Jonathan Siegler
Title: Managing Director and Chief
Financial Officer

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Annex A

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.
THIS INSTRUMENT IS ISSUED PURSUANT TO AND SUBJECT TO THE RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS OF A SECURITIES PURCHASE AGREEMENT, DATED AS OF FEBRUARY 25, 2021, BY AND BETWEEN THE ISSUER OF THESE SECURITIES AND THE INVESTOR REFERRED TO THEREIN, A COPY OF WHICH IS ON FILE WITH THE ISSUER. THE SECURITIES REPRESENTED BY THIS INSTRUMENT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH SAID AGREEMENT. ANY SALE OR OTHER TRANSFER NOT IN COMPLIANCE WITH SAID AGREEMENT WILL BE VOID.
FORM OF WARRANT No. [●]
to purchase
3,950,000 Shares of Common Stock
EVERGY, INC.
a Missouri Corporation

Issue Date: [●], 2021

1.Definitions. Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated.
“Affiliate” has the meaning ascribed to it in the Purchase Agreement.
“Board of Directors” means the board of directors of the Corporation, including any duly authorized committee thereof.
“Business Combination” means a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Corporation’s stockholders.
“business day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.
“Cash Settlement” has the meaning set forth in Section 3(C).
1

“Cash Settlement Warrant Shares Number” has the meaning set forth in Section 3(C).
“Cashless Exercise” has the meaning set forth in Section 3(A).
“Cashless Exercise Ratio” with respect to any exercise of this Warrant means a fraction (i) the numerator of which is the excess of (x) the VWAP for the Common Stock for the 30 Trading Days immediately preceding such exercise date over (y) the Exercise Price, and (ii) the denominator of which is the VWAP for the Common Stock for the 30 Trading Days immediately preceding such exercise date.
“Common Stock” means the Corporation’s common stock, no par value.
“Corporation” means Evergy, Inc., a Missouri corporation.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.
“Exercise Price” means $64.70 (as such price may be adjusted from time to time pursuant to Section 12 hereof).
“Expiration Date” means [●]1.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or any successor statute, and the rules and regulations promulgated thereunder.
“Market Price” means, with respect to the Common Stock, on any given day, the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, of the shares of the Common Stock on the New York Stock Exchange on such day. If the Common Stock is not listed on the New York Stock Exchange on any date of determination, the Market Price of the Common Stock on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock is so listed or quoted, or, if the Common Stock is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock in the over-the-counter market as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC) or a similar organization, or, if that bid price is not available, the Market Price of the Common Stock on that date shall mean the fair market value per share as determined by the Board of Directors in reliance on an opinion of a nationally recognized independent investment banking firm retained by the
1 To be the date that is three years after Closing of the transactions contemplated by the Purchase Agreement.
2

Corporation for this purpose and certified in a resolution sent to the Warrantholder. For the purposes of determining the Market Price of the Common Stock on the Trading Day preceding, on or following the occurrence of an event, (i) that Trading Day shall be deemed to commence immediately after the regular scheduled closing time of trading on the New York Stock Exchange or, if trading is closed at an earlier time, such earlier time and (ii) that Trading Day shall end at the next regular scheduled closing time, or if trading is closed at an earlier time, such earlier time (for the avoidance of doubt, and as an example, if the Market Price is to be determined as of the last Trading Day preceding a specified event and the closing time of trading on a particular day is 4:00 p.m. and the specified event occurs at 5:00 p.m. on that day, the Market Price would be determined by reference to such 4:00 p.m. closing price).
“NYSE Stockholder Approval” means any stockholder approval under the listing rules of the New York Stock Exchange (or any other national securities exchange on which the Common Stock is listed) with respect to the issuance of the Warrant Shares.
“Person” has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.
“Purchase Agreement” means the Securities Purchase Agreement, dated as of February 25, 2021, as amended from time to time, between the Corporation and BEP Special Situations V LLC, including all schedules and exhibits thereto.
“Regulatory Approvals” with respect to the Warrantholder, means, to the extent applicable and required to permit the Warrantholder to exercise this Warrant for shares of Common Stock and to own such shares of Common Stock without the Warrantholder (or any Affiliate thereof) being in violation of applicable law, rule or regulation, the receipt of any necessary approvals and authorizations of, filings and registrations with, notifications to, or expiration or termination of any applicable waiting period under, the HSR Act.
“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.
“Shares” has the meaning set forth in Section 2.
“Successor Entity” has the meaning set forth in Section 12(B).
“Trading Day” means a day on which the New York Stock Exchange is open for trading.
“VWAP” means the volume weighted average price per share of Common Stock on the New York Stock Exchange (as reported by Bloomberg L.P. (or its successor) or, if not available, by another authoritative source mutually agreed by the Corporation and Warrantholder) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such Trading Day.
3

“Warrant” means this Warrant, issued pursuant to the Purchase Agreement.
“Warrant Shares” means the Shares issuable or issued upon exercise of this Warrant (as such number of Shares may be adjusted from time to time pursuant to Section 3(A) and Section 12 hereof).
“Warrantholder” has the meaning set forth in Section 2.
2.Number of Shares; Exercise Price. This certifies that, for value received, BEP Special Situations V LLC or its permitted assigns (the “Warrantholder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from the Corporation, in whole or in part, up to an aggregate of 3,950,000 fully paid and nonassessable shares of Common Stock (as such number of Shares may be adjusted from time to time pursuant to Section 3(A) and Section 12 hereof), at a purchase price per share of Common Stock equal to the Exercise Price pursuant to the Cashless Exercise procedures set forth in Section 3(A) below. The number of shares of Common Stock (the “Shares”) and the Exercise Price are subject to adjustment as provided herein, and all references to “Common Stock,” “Shares” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments. The Corporation shall have the option to elect, in its sole discretion, a Cash Settlement with respect to any exercise of this Warrant, in whole or in part, on the terms set forth in Section 3(C) below.
3.Exercise of Warrant; Term; Cash Settlement.
(A)    Subject to Section 2 and 3(C), to the extent permitted by applicable laws and regulations, the right to purchase the Shares represented by this Warrant is exercisable, in whole or in part by the Warrantholder, at any time or from time to time after the execution and delivery of this Warrant by the Corporation on the date hereof, but in no event later than 5:00 p.m., New York City time, on the Expiration Date, by (i) the surrender of this Warrant and an executed Notice of Exercise in substantially the form annexed hereto, duly completed and executed on behalf of the Warrantholder, at the principal executive office of the Corporation located at 1200 Main Street, Kansas City, Missouri 64105 (or such other office or agency of the Corporation in the United States as it may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Corporation), and (ii) payment of the Exercise Price for the Shares thereby purchased, without payment of cash, by reducing the number of Warrant Shares obtainable upon the exercise of this Warrant (either in full or in part, as applicable) and payment of the Exercise Price as set forth herein so as to yield a number of Warrant Shares obtainable upon the exercise of this Warrant (either in full or in part, as applicable) equal to the product of (x) the number of Warrant Shares issuable upon the exercise of this Warrant (either in full or in part, as applicable) (assuming, solely for purposes of this calculation, that payment of the Exercise Price were being made in cash) and (y) the Cashless Exercise Ratio (such manner of exercise, a “Cashless Exercise”).
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(B)    If the Warrantholder does not exercise this Warrant in its entirety, the Warrantholder shall be entitled to receive from the Corporation within a reasonable time, and in any event not exceeding three business days, a new warrant in substantially identical form for the purchase of that number of Shares equal to the difference between the number of Shares subject to this Warrant and the number of Shares as to which this Warrant is so exercised.
(C)    Notwithstanding anything in this Warrant to the contrary, upon the exercise of this Warrant, in whole or in part, the Corporation shall, at its election and without prior notice to the Warrantholder, have the option to pay to the Warrantholder cash in lieu of issuing Shares pursuant to Section 3(A) (such manner of settlement, a “Cash Settlement”) if, and to the extent, the issuance of such Shares would require a NYSE Stockholder Approval. With respect to any exercise of this Warrant, the number of Shares not issued solely because of the Corporation’s Cash Settlement election shall be referred to herein as the “Cash Settlement Warrant Shares Number”. The cash payable by the Corporation with respect to any Cash Settlement shall be equal to the product of (x) Cash Settlement Warrant Shares Number and (y) the VWAP for the Common Stock for the 30 Trading Days immediately preceding such exercise date. The payment of cash with respect to a Cash Settlement shall be made within three business days of the applicable exercise date by wire transfer of immediately available funds to the account designated by the Warrantholder in the applicable Notice of Exercise.
4.Issuance of Shares; Authorization.     Certificates for Shares issued upon exercise of this Warrant shall be issued in the name of the Warrantholder and shall be delivered to the Warrantholder within a reasonable time, not to exceed three business days after the date on which this Warrant has been duly exercised in accordance with the terms of this Warrant; provided, that, in lieu of such certificates, the Corporation may cause such shares to be issued in book entry form, in which case a statement of book entry interests shall be delivered to the Warrantholder within the aforementioned period. The Corporation hereby represents and warrants that any Shares issued upon the exercise of this Warrant in accordance with the provisions of Section 3(A) shall be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges (other than liens or charges created by the Warrantholder, except as otherwise provided herein, income and franchise taxes incurred in connection with the exercise of the Warrant or taxes in respect of any transfer occurring contemporaneously therewith). The Corporation agrees that the Shares so issued shall be deemed to have been issued to the Warrantholder as of the close of business on the date on which this Warrant and an executed Notice of Exercise in substantially the form annexed hereto are delivered to the Corporation in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Corporation may then be closed or certificates representing such Shares, or any statement of book entry interests in lieu thereof, may not be actually delivered on such date. The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of providing for the exercise of this Warrant, the aggregate number of shares of Common Stock as shall from time to time be sufficient to effect the exercise of the rights under this Warrant, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient for purposes of the exercise of this
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Warrant in accordance with its terms, without limitation of such other remedies as may be available to the Warrantholder, the Corporation shall immediately take all corporate action necessary to increase its authorized and unissued shares of Common Stock to a number of shares as shall be sufficient for such purposes. The Corporation will (A) procure, at its sole expense and prior to the issuance of such Shares, the listing of such Shares issuable upon exercise of this Warrant, subject to issuance or notice of issuance, on all principal stock exchanges on which the Common Stock is then listed or traded and (B) maintain such listings of such Shares at all times after issuance. The Corporation will use reasonable best efforts to ensure that the Shares may be issued without violation of any applicable law or regulation or of any requirement of any securities exchange on which the Shares are listed or traded. The Corporation and the Warrantholder shall reasonably cooperate to take such other actions as are necessary to obtain (i) any Regulatory Approvals applicable to Warrantholder’s exercise of its rights hereunder, including with respect to the issuance or acquisition of the Shares and (ii) any regulatory approvals applicable to the Corporation solely as a result of the issuance of the Shares. Before taking any action that would cause an adjustment pursuant to Section 12 to reduce the Exercise Price below the then par value (if any) of the Common Stock, the Corporation shall take any and all corporate action that may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and non-assessable shares of Common Stock at the Exercise Price as so adjusted.
5.No Fractional Shares or Scrip. No fractional Shares or scrip representing fractional Shares shall be issued upon any exercise of this Warrant. In lieu of any fractional Share to which the Warrantholder would otherwise be entitled, the Warrantholder shall be entitled to receive a cash payment equal to the Market Price of the Common Stock on the last Trading Day preceding the date of exercise less the Exercise Price for such fractional share.
6.No Rights as Stockholders; Transfer Books. This Warrant does not entitle the Warrantholder (in such capacity) to (i) receive dividends or other distributions, (ii) consent to any action of the stockholders of the Corporation, (iii) receive notice of or vote at any meeting of the stockholders, (iv) receive notice of any other proceedings of the Corporation or (v) exercise any other rights whatsoever, in any such case, as a stockholder of the Corporation. The Corporation shall at no time close its transfer books against transfer of this Warrant in any manner that interferes with the timely exercise of this Warrant.
7.Charges, Taxes and Expenses. Issuance of certificates for Shares to the Warrantholder upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Corporation; provided, however, that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the registration of Warrant Shares or the Warrants in a name other than that of the Warrantholder or an Affiliate thereof. The Warrantholder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares or cash upon exercise or settlement hereunder.
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8.Transfer/Assignment.
(A)    This Warrant and any rights hereunder, and any Shares issued upon exercise of this Warrant, shall be subject to the applicable restrictions as set forth in Section 4.1 of the Purchase Agreement, and this Warrant may only be transferred to a Permitted Transferee in accordance with the terms of the Purchase Agreement. Subject to compliance with the foregoing and clause (B) of this Section 8, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Corporation by the registered holder hereof in person or by duly authorized attorney, and a new warrant shall be made and delivered by the Corporation, of the same tenor and date as this Warrant but registered in the name of one or more transferees, upon surrender of this Warrant, duly endorsed, to the office or agency of the Corporation described in Section 3(A). All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new warrants pursuant to this Section 8 shall be paid by the Corporation.
(B)    If and for so long as required by the Purchase Agreement, this Warrant shall contain a legend as set forth in Section 4.2 of the Purchase Agreement.
9.Exchange and Registry of Warrant. This Warrant is exchangeable, upon the surrender hereof by the Warrantholder to the Corporation, for a new warrant or warrants of like tenor and representing the right to purchase the same aggregate number of Shares. The Corporation shall maintain a registry showing the name and address of the Warrantholder as the registered holder of this Warrant. This Warrant may be surrendered for exchange or exercise, in accordance with its terms, at the office of the Corporation, and the Corporation shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.
10.Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Corporation of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of a bond, indemnity or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Corporation shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.
11.Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a business day, then such action may be taken or such right may be exercised on the next succeeding day that is a business day.
12.Adjustments and Other Rights. The Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows; provided, that if more than one subsection of this Section 12 is applicable to a single
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event, the subsection shall be applied that produces the largest adjustment and no single event shall cause an adjustment under more than one subsection of this Section 12 so as to result in duplication:
(A)    Stock Splits, Subdivisions, Reclassifications or Combinations. If the Corporation shall (i) declare and pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares, the number of Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Warrantholder after such date shall be entitled to purchase the number of shares of Common Stock that such holder would have owned or been entitled to receive in respect of the shares of Common Stock subject to this Warrant after such date had this Warrant been exercised immediately prior to such date. In such event, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the record or effective date, as the case may be, for the dividend, distribution, subdivision, combination or reclassification giving rise to this adjustment by (y) the new number of Shares issuable upon exercise of the Warrant determined pursuant to the immediately preceding sentence.
(B)    Business Combinations. In case of any Business Combination or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 12(A)), the Warrantholder may elect, in its sole discretion and upon written notice to the Corporation at least five business days prior to the consummation of such Business Combination or reclassification, to either (i) have the successor entity to the Business Combination (the “Successor Entity”) assume in writing all of the obligations of the Corporation under this Warrant, including agreements to deliver to the Warrantholder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, which is exercisable for a corresponding number of shares of share capital equivalent to the Shares acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Business Combination, and with an exercise price which applies the exercise price hereunder to such shares of share capital (but taking into account the relative value of the Shares pursuant to such Business Combination and the value of such shares of share capital, such adjustments to the number of shares of share capital and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Business Combination) or (ii) have the Warrantholder’s right to receive Shares upon exercise of this Warrant converted into the right to exercise this Warrant to acquire the number of shares of stock or other securities or property (including cash) that the Common Stock issuable (at the time of such Business Combination or reclassification) upon exercise of this Warrant immediately prior
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to such Business Combination or reclassification would have been entitled to receive upon consummation of such Business Combination or reclassification; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be achievable, to the Warrantholder’s right to exercise this Warrant in exchange for any shares of stock or other securities or property pursuant to this paragraph. In determining the kind and amount of stock, securities or property receivable upon exercise of this Warrant following the consummation of such Business Combination, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such Business Combination, then the Warrantholder shall have the right to make a similar election (including, without limitation, being subject to similar proration constraints) upon exercise of this Warrant with respect to the number of shares of stock or other securities or property that the Warrantholder shall receive upon exercise of this Warrant.
(C)    Rounding of Calculations; Minimum Adjustments. All calculations under this Section 12 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this Section 12 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Stock, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment that, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock, or more.
(D)    Timing of Issuance of Additional Common Stock Upon Certain Adjustments. In any case in which the provisions of this Section 12 shall require that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (i) issuing to the Warrantholder of this Warrant exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to such Warrantholder any amount of cash in lieu of a fractional share of Common Stock or upon Cash Settlement; provided, however, that the Corporation upon request shall deliver to such Warrantholder a due bill or other appropriate instrument evidencing such Warrantholder’s right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.
(E)    Statement Regarding Adjustments. Whenever the Exercise Price or the number of Shares into which this Warrant is exercisable shall be adjusted as provided in Section 12, the Corporation shall forthwith file at the principal office of the Corporation a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the number of Shares into which this Warrant shall be exercisable after such adjustment, and
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the Corporation shall also cause a copy of such statement to be sent by a nationally recognized next day courier service (with a copy sent concurrently by e-mail) to the Warrantholder at the mailing and e-mail addresses appearing in the Corporation’s records (which initially shall be as set forth in Section 16 hereof).
(F)    Notice of Adjustment Event. In the event that the Corporation shall propose to take any action of the type described in this Section 12 (but only if the action of the type described in this Section 12 would result in an adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Corporation shall give notice to the Warrantholder, in the manner set forth in Section 12(E), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind or class of shares or other securities or property that shall be deliverable upon exercise of this Warrant. In the case of any action that would require the fixing of a record date, such notice shall be given at least 5 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 10 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.
(G)    Adjustment Rules. Any adjustments pursuant to this Section 12 shall be made successively whenever an event referred to herein shall occur.
13.Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. Each of the parties hereto agrees (a) to submit to the non-exclusive personal jurisdiction of the State or Federal courts in the Borough of Manhattan, The City of New York, (b) that non-exclusive jurisdiction and venue shall lie in the State or Federal courts in the State of New York, and (c) that notice may be served upon such party at the address and in the manner set forth for such party in Section 16 hereof. To the extent permitted by applicable law, each of the parties hereto hereby unconditionally waives trial by jury in any legal action or proceeding relating to the Transaction Documents (as defined in the Purchase Agreement) or the transactions contemplated hereby or thereby.
14.Binding Effect. This Warrant shall be binding upon any successors or assigns of the Corporation.
15.Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Corporation and the Warrantholder.
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16.Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and shall be deemed to have been duly given (a) on the date of delivery if delivered personally upon confirmation of receipt, or (b) on the second business day following the date of dispatch if delivered by a nationally recognized next day courier service, in each case with a copy sent concurrently by e-mail. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.
If to the Corporation, to:

Evergy, Inc.
1200 Main Street, 31st Floor
Kansas City, Missouri 64105

Attention:    Heather A. Humphrey
E-mail:        Heather.Humphrey@evergy.com

with a copy to (which copy alone shall not constitute notice):

Cravath, Swaine & Moore LLP
Worldwide Plaza 825 Eighth Avenue
New York, New York 10019

Attention:     Erik R. Tavzel
Andrew C. Elken
E-mail:     etavzel@cravath.com
aelken@cravath.com

If to the Warrantholder, to:

Bluescape Energy Partners, LLC
200 Crescent Court, Suite 1900
Dallas, TX 75201

Attention:    Jonathan Siegler
E-mail:        jsiegler@bluescapepartners.com

with a copy to (which copy alone shall not constitute notice):

Kirkland & Ellis LLP
609 Main St.
Houston, TX 77002

Attention:    Julian J. Seiguer, P.C.
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    Shubi Arora, P.C.
E-mail:        julian.seiguer@kirkland.com
shubi.arora@kirkland.com

17.Entire Agreement. This Warrant and the form annexed hereto, and the Purchase Agreement (and the other documents referenced in Section 5.7 of the Purchase Agreement), contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.
[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed by a duly authorized officer.

Dated: [●]
EVERGY, INC.

By: ________________________________
Name:
Title:

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[Form of Notice of Exercise] Date: [●]
TO: [●]
RE: Election to Purchase Common Stock
The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of shares of the Common Stock set forth below covered by such Warrant, subject to the Corporation’s right to elect a Cash Settlement. The undersigned, in accordance with Section 3(A) of the Warrant, hereby agrees to pay the aggregate Exercise Price for such shares of Common Stock as set forth below by way of Cashless Exercise. A new warrant evidencing the remaining shares of Common Stock covered by such Warrant, but not yet subscribed for and purchased, if any, should be issued in the name of the Warrantholder set forth below.
Number of Shares of Common Stock with respect to which the Warrant is being exercised (including shares to be withheld as payment of the Exercise Price pursuant to Section 3(A)(ii), if any): [●]
Aggregate Exercise Price: [●]
The undersigned directs payment with respect to a Cash Settlement, if applicable, to be made in accordance with the following wire instructions:

Bank Name and Address:	[●]
ABA/Routing Number:	[●]
Beneficiary Account Name:	[●]
Beneficiary Account Number:	[●]
Special Instructions:	[●]

Warrantholder
By:
Name:
Title:

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Annex B

FORM OF REGISTRATION RIGHTS AGREEMENT
by and between
Evergy, Inc.
and
BEP Special Situations V LLC
Dated as of [●], 2021

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made and entered into as of [●], 2021, by and between Evergy, Inc., a Missouri corporation (the “Company”), and BEP Special Situations V LLC, a Delaware limited liability company (the “Investor”).
WHEREAS, the Company and the Investor are parties to a Securities Purchase Agreement, dated February 25, 2021 (the “Purchase Agreement”) pursuant to which the Investor is purchasing from the Company 2,269,447 shares of common stock, no par value, of the Company (the “Common Stock”), and a warrant (the “Warrant”) to purchase up to 3,950,000 shares of Common Stock;
WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement, the parties desire to enter into this Agreement in order to create certain registration rights for the Investor as set forth below; and
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:
Section 1.    Certain Definitions.
In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:
“Affiliate” of any Person means any other Person which directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlling,” “controlled” and “under common control with”) as used with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
“Agreement” means this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Registration Rights Agreement as the same may be in effect at the time such reference becomes operative.
“beneficially own” means, with respect to any Person, securities of which such Person or any of such Person’s Affiliates, directly or indirectly, has “beneficial ownership” as determined pursuant to Rule 13d-3 and Rule 13d-5 of the Exchange Act, including securities beneficially owned by others with whom such Person or any of its Affiliates has agreed to act together for the purpose of acquiring, holding, voting or disposing of such securities; provided that a Person shall not be deemed to “beneficially own” (i) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates until such tendered securities are accepted for payment, purchase or exchange, (ii) any security as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (a) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act, and (b) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report). Without limiting the foregoing, a Person shall be deemed to be the beneficial owner of all Registrable Shares owned of record by any majority-owned subsidiary of such Person.
“Common Stock” has the meaning set forth in the first Recital hereto.
“Company” has the meaning set forth in the introductory paragraph.
“Demand Registration” has the meaning set forth in Section 2(a).
“Demand Registration Statement” has the meaning set forth in Section 2(a).
“Exchange Act” means the Securities Exchange Act of 1934.
“FINRA” means the Financial Industry Regulatory Authority, Inc. or any successor organization.
“Form S-3” means a registration statement on Form S-3 under the Securities Act or such successor forms thereto permitting registration of securities under the Securities Act.
“Governmental Entity” means any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.
“Holdback Agreement” has the meaning set forth in Section 6.
“Holdback Period” has the meaning set forth in Section 6.
“Investor” means the Person named as such in the first paragraph of this Agreement. References herein to the Investor shall apply to Permitted Transferees who become Investors pursuant to Section 11, provided that for purposes of all thresholds and limitations herein, the actions of the Permitted Transferees shall be aggregated.
“Minimum Amount” means $50,000,000.
“Permitted Transferee” means any Affiliate of the Investor.
“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, Governmental Entity or any other entity.
“Piggyback Registration” has the meaning set forth in Section 3(a).
“Prospectus” means the prospectus or prospectuses (whether preliminary or final) included in any Registration Statement and relating to Registrable Shares, as amended or supplemented and including all material incorporated by reference in such prospectus or prospectuses.

“Purchase Agreement” means the agreement specified in the first Recital hereto, as such agreement may be amended from time to time.
“Registrable Shares” means, at any time, (i) the Subject Shares, and (ii) any securities issued by the Company after the date hereof in respect of the Subject Shares by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, but excluding (iii) any and all Subject Shares and other securities referred to in clauses (i) and (ii) that at any time after the date hereof (a) have been sold pursuant to an effective registration statement or Rule 144 under the Securities Act without limitation thereunder on volume or manner of sale, (b) have been sold in a transaction where a subsequent public distribution of such securities would not require registration under the Securities Act, (c) are eligible for sale pursuant to Rule 144 under the Securities Act, (d) are not outstanding or (e) have been transferred in violation of Section 10 hereof or the provisions of the Purchase Agreement or to a Person that does not become an Investor pursuant to Section 11 hereof (or any combination of clauses (a), (b), (c), (d) and (e)). It is understood and agreed that, once a security of the kind described in clause (i) or (ii) above becomes a security of the kind described in clause (iii) above, such security shall cease to be a Registrable Share for all purposes of this Agreement and the Company’s obligations regarding Registrable Shares hereunder shall cease to apply with respect to such security.
“Registration Expenses” has the meaning set forth in Section 8(a).
“Registration Period” means the period commencing on October 1, 2021, and ending on the Termination Date.
“Registration Statement” means any registration statement of the Company which covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all documents incorporated by reference in such Registration Statement.
“S-3 Shelf Registration” has the meaning set forth in Section 4(a).
“S-3 Shelf Registration Statement” has the meaning set forth in Section 4(a).
“SEC” means the Securities and Exchange Commission or any successor agency.
“Securities Act” means the Securities Act of 1933.
“Shares” means any shares of Common Stock. If at any time Registrable Shares include securities of the Company other than Common Stock, then, when referring to Shares other than Registrable Shares, “Shares” shall include the class or classes of such other securities of the Company.
“Shelf Takedown” has the meaning set forth in Section 4(b).

“Subject Shares” means (i) the Shares acquired by the Investor on the date hereof pursuant to the Purchase Agreement and (ii) the Shares acquired by the Investor upon exercise of the Warrant.
“Suspension Period” has the meaning set forth in Section 5(a).
“Termination Date” means the first date on which there are no Registrable Shares.
“underwritten offering” means a registered offering in which securities of the Company are sold to one or more underwriters on a firm-commitment basis for reoffering to the public, and “underwritten Shelf Takedown” means an underwritten offering effected pursuant to a S-3 Shelf Registration.
“Warrant” has the meaning set forth in the first Recital hereto.
In addition to the above definitions, unless the context requires otherwise:
(i)    any reference to any statute, regulation, rule or form as of any time shall mean such statute, regulation, rule or form as amended or modified and shall also include any successor statute, regulation, rule or form from time to time;
(ii)    “including” shall be construed as inclusive without limitation, in each case notwithstanding the absence of any express statement to such effect, or the presence of such express statement in some contexts and not in others;
(iii)    references to “Section” are references to Sections of this Agreement;
(iv)    words such as “herein”, “hereof”, “hereinafter” and “hereby” when used in this Agreement refer to this Agreement as a whole;
(v)    references to “business day” mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental action to close; and
(vi)    the symbol “$” means U.S. dollars.
Section 2.    Demand Registration.
(a)    Right to Request Registration. Subject to the provisions hereof, during the Registration Period, the Investor may at any time request registration for resale under the Securities Act of all or part of the Registrable Shares separate from a S-3 Shelf Registration (a “Demand Registration”); provided, however, that (based on the then-current market prices) the number of Registrable Shares included in the Demand Registration would, if fully sold, yield gross proceeds to the Investor of at least the Minimum Amount. Subject to Section 2(d) and Sections 5 and 7 below, the Company shall use reasonable best efforts (i) to file a Registration Statement registering for resale such number of Registrable Shares as requested to be so registered pursuant to this Section 2(a) (a “Demand Registration Statement”) within 30 days after the Investor’s request therefor and (ii) if necessary, to cause such Demand Registration Statement to be declared effective by the SEC as soon as practical thereafter. If permitted under the Securities Act, such Registration Statement shall be one that is automatically effective upon filing.
(b)    Number of Demand Registrations. Subject to the limitations of Sections 2(a), 2(d) and 4(a), the Investor shall be entitled to request up to three Demand Registrations in the aggregate (regardless of the number of Permitted Transferees who may become an Investor pursuant to Section 11). A Registration Statement shall not count as a permitted Demand Registration unless and until it has become effective.
(c)    Priority on Demand Registrations. The Company may include Shares other than Registrable Shares in a Demand Registration for any accounts (including for the account of the Company) on the terms provided below; and if such Demand Registration is an underwritten offering, such Shares may be included only with the consent of the managing underwriters of such offering. If the managing underwriters of the requested Demand Registration advise the Company and the Investor requesting such Demand Registration that in their opinion the number of Shares proposed to be included in the Demand Registration exceeds the number of Shares which can be sold in such underwritten offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Shares proposed to be sold in such underwritten offering), the Company shall include in such Demand Registration (i) first, the number of Registrable Shares that the Investor proposes to sell, and (ii) second, the number of Shares proposed to be included therein by any other Persons (including Shares to be sold for the account of the Company) allocated among such Persons in such manner as the Company may determine. If the number of Shares which can be sold is less than the number of Shares proposed to be registered pursuant to clause (i) above by the Investor, the amount of Shares to be sold shall be allocated to the Investor.
(d)    Restrictions on Demand Registrations. The Investor shall not be entitled to request a Demand Registration (i) within six months after the Investor has sold Shares in a Demand Registration or an underwritten Shelf Takedown requested pursuant to Section 4(b) or (ii) at any time when the Company is diligently pursuing a primary or secondary underwritten offering pursuant to a Piggyback Registration. Notwithstanding the foregoing, the Company shall not be obligated to proceed with a Demand Registration if the offering to be effected pursuant to such registration can be effected pursuant to a S-3 Shelf Registration and the Company, in accordance with Section 4, effects or has effected a S-3 Shelf Registration pursuant to which such offering can be effected.
(e)    Underwritten Offerings. The Investor shall be entitled to request an underwritten offering pursuant to a Demand Registration, but only if the number of Registrable Shares to be sold in the offering would reasonably be expected to yield gross proceeds to the Investor of at least the Minimum Amount (based on then-current market prices) and only if the request is not made within six months after the Investor has sold Shares in an underwritten offering pursuant to (i) a Demand Registration or (ii) a S-3 Shelf Registration. If any of the Registrable Shares covered by a Demand Registration are to be sold in an underwritten offering, the Company shall have the right, subject to the consent of the Investor, which consent shall not be unreasonably withheld, to select the managing underwriter or underwriters to lead the offering.
(f)    Effective Period of Demand Registrations. Upon the date of effectiveness of any Demand Registration for an underwritten offering and if such offering is priced promptly on or after such date, the Company shall use reasonable best efforts to keep such Demand Registration Statement effective for a period equal to 60 days from such date or such shorter period which shall terminate when all of the Registrable Shares covered by such Demand Registration have been sold by the Investor. If the Company shall withdraw any Demand Registration pursuant to Section 5 before such 60 days end and before all of the Registrable Shares covered by such Demand Registration have been sold pursuant thereto, the Investor shall be entitled to a replacement Demand Registration which shall be subject to all of the provisions of this Agreement. A Demand Registration shall not count against the limit on the number of such registrations set forth in Section 2(b) if (i) after the applicable Registration Statement has become effective, such Registration Statement or the related offer, sale or distribution of Registrable Shares thereunder becomes the subject of any stop order, injunction or other order or restriction imposed by the SEC or any other governmental agency or court for any reason not attributable to the Investor or its Affiliates (other than the Company and its controlled Affiliates) and such interference is not thereafter eliminated so as to permit the completion of the contemplated distribution of Registrable Shares or (ii) in the case of an underwritten offering, the conditions specified in the related underwriting agreement, if any, are not satisfied or waived for any reason not attributable to the Investor or its Affiliates (other than the Company and its controlled Affiliates), and as a result of any such circumstances described in clause (i) or (ii), less than 75% of the Registrable Shares covered by the Registration Statement are sold by the Investor pursuant to such Registration Statement.
Section 3.    Piggyback Registrations.
(a)    Right to Piggyback.
Whenever during the Registration Period the Company proposes to register any Shares under the Securities Act (other than on a registration statement on Form S-8, F-8, S-4 or F-4), or to file a prospectus supplement to an effective registration statement with respect to an offering of Shares whether for its own account or for the account of one or more holders of Shares (other than the Investor), and the form of registration statement to be used may be used for any registration of Registrable Shares (a “Piggyback Registration”), the Company shall give written notice to the Investor of its intention to effect such a registration and, subject to Sections 3(b) and 3(c), shall include in such registration statement and in any offering of Shares to be made pursuant to that registration statement all Registrable Shares with respect to which the Company has received a written request for inclusion therein from the Investor within 10 days after the Investor’s receipt of the Company’s notice or, in the case of a primary offering, such shorter time as is reasonably specified by the Company in light of the circumstances (which in any event shall be no less than two business days) (provided that only Registrable Shares of the same class or classes as the Shares being registered may be included). The Company shall have no obligation to proceed with any Piggyback Registration and may abandon, terminate and/or withdraw such registration for any reason at any time prior to the pricing thereof. If the Company or any other Person other than the Investor proposes to sell Shares in an underwritten offering pursuant to a registration statement on Form S-3 under the Securities Act, such offering shall be treated as a primary or secondary underwritten offering pursuant to a Piggyback Registration.
(b)    Priority on Primary Piggyback Registrations. If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriters advise the Company and the Investor (if the Investor has elected to include Registrable Shares in such Piggyback Registration) that in their opinion the number of Shares proposed to be included in such offering exceeds the number of Shares (of any class) which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Shares proposed to be sold in such offering), the Company shall include in such registration and offering (i) first, the number of Shares that the Company proposes to sell, and (ii) second, the number of Shares requested to be included therein by holders of Shares, including the Investor (if the Investor has elected to include Registrable Shares in such Piggyback Registration), pro rata among all such holders on the basis of the number of Shares requested to be included therein by all such holders or as such holders and the Company may otherwise agree (with allocations among different classes of Shares, if more than one are involved, to be determined by the Company).
(c)    Priority on Secondary Piggyback Registrations. If a Piggyback Registration is initiated as an underwritten registration on behalf of a holder of Shares other than the Investor, and the managing underwriters advise the Company that in their opinion the number of Shares proposed to be included in such registration exceeds the number of Shares (of any class) which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Shares to be sold in such offering), then the Company shall include in such registration (i) first, the number of Shares requested to be included therein by the holder(s) requesting such registration, (ii) second, the number of Shares requested to be included therein by other holders of Shares including the Investor (if the Investor has elected to include Registrable Shares in such Piggyback Registration), pro rata among such holders on the basis of the number of Shares requested to be included therein by such holders or as such holders and the Company may otherwise agree (with allocations among different classes of Shares, if more than one are involved, to be determined by the Company), and (iii) third, the number of Shares that the Company proposes to sell.
(d)    Selection of Underwriters. If any Piggyback Registration is a primary or secondary underwritten offering, the Company shall have the right to select the managing underwriter or underwriters to administer any such offering.
(e)    Basis of Participations. The Investor may not sell Registrable Shares in any offering pursuant to a Piggyback Registration unless it (i) agrees to sell such Shares on the same basis provided in the underwriting or other distribution arrangements approved by the Company and that apply to the Company and/or any other holders involved in such Piggyback Registration and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lockups and other documents required under the terms of such arrangements.
Section 4.    S-3 Shelf Registration.

(a)    Right to Request Registration. Subject to the provisions hereof, at any time when the Company is eligible to use Form S-3 during the Registration Period, the Investor shall be entitled to request on one occasion that the Company file a Registration Statement on Form S-3 (or an amendment or supplement to an existing registration statement on Form S-3) for a public offering of all or such portion of the Registrable Shares designated by the Investor pursuant to Rule 415 promulgated under the Securities Act or otherwise (a “S-3 Shelf Registration”). A request for a S-3 Shelf Registration may be made prior to the commencement of the Registration Period; provided, however, the Company shall have no obligation to file a S-3 Shelf Registration prior to the commencement of the Registration Period. In addition, a request for a S-3 Shelf Registration may not be made within six months after the Investor has sold Shares in a Demand Registration or at any time when a S-3 Shelf Registration is in effect or the Company is diligently pursuing a primary or secondary underwritten offering pursuant to a registration statement. Upon such request, and subject to Section 5, the Company shall use reasonable best efforts (i) to file a Registration Statement (or any amendment or supplement thereto) covering the number of Registrable Shares specified in such request under the Securities Act on Form S-3 (a “S-3 Shelf Registration Statement”) for public sale in accordance with the method of disposition specified in such request within ten business days (in the case of a Registration Statement that is automatically effective upon filing) or 30 days (in the case of all other Registration Statements) after the Investor’s written request therefor and (ii) if necessary, to cause such S-3 Shelf Registration Statement to become effective as soon as practical thereafter. If permitted under the Securities Act, such Registration Statement shall be one that is automatically effective upon filing. The right to request a S-3 Shelf Registration may be exercised no more than once in the aggregate, regardless of the number of Permitted Transferees who may become an Investor pursuant to Section 11. If the Investor has used its right to a S-3 Shelf Registration pursuant to this Section 4 and has exercised fewer than three Demand Registrations, the Investor may elect a second S-3 Shelf Registration and, upon such election, the number of Demand Registrations available to the Investor shall be reduced by one.
(b)    Right to Effect Shelf Takedowns. The Investor shall be entitled, at any time and from time to time when a S-3 Shelf Registration Statement is effective and during the Registration Period, to sell such Registrable Shares as are then registered pursuant to such Registration Statement (each, a “Shelf Takedown”), but only upon not less than ten business days’ prior written notice to the Company (if such takedown is to be underwritten). The Investor shall be entitled to request that a Shelf Takedown be an underwritten offering; provided, however, that (based on the then-current market prices) the number of Registrable Shares included in each such underwritten Shelf Takedown would reasonably be expected to yield gross proceeds to the Investor of at least the Minimum Amount, and provided further that the Investor shall not be entitled to request any underwritten Shelf Takedown (i) within six months after the Investor has sold Shares in an underwritten offering effected pursuant to (x) a Demand Registration or (y) a S-3 Shelf Registration or (ii) at any time when the Company is diligently pursuing a primary or secondary underwritten offering of Shares pursuant to a registration statement. The Investor shall give the Company prompt written notice of the consummation of each Shelf Takedown (whether or not underwritten).
(c)    Priority on Underwritten Shelf Takedowns. The Company may include Shares other than Registrable Shares in an underwritten Shelf Takedown for any accounts on the terms provided below, but only with the consent of the managing underwriters of such offering and the Investor (such consent not to be unreasonably withheld). If the managing underwriters of the requested underwritten Shelf Takedown advise the Company and the Investor that in their opinion the number of Shares proposed to be included in the underwritten Shelf Takedown exceeds the number of Shares which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Shares proposed to be sold in such offering), the Company shall include in such underwritten Shelf Takedown (i) first, the number of Shares that the Investor proposes to sell, and (ii) second, the number of Shares proposed to be included therein by any other Persons (including Shares to be sold for the account of the Company) allocated among such Persons in such manner as the Company may determine. If the number of Shares which can be sold is less than the number of Registrable Shares proposed to be included in the underwritten Shelf Takedown pursuant to clause (i) above, the amount of Shares to be so sold shall be allocated to the Investor. The provisions of this paragraph (c) apply only to a Shelf Takedown that the Investor has requested be an underwritten offering.
(d)    Selection of Underwriters. If any of the Registrable Shares are to be sold in an underwritten Shelf Takedown initiated by the Investor, the Company shall have the right, subject to the consent of the Investor, which consent shall not be unreasonably withheld, to select the managing underwriter or underwriters to lead the offering.
(e)    Effective Period of S-3 Shelf Registrations. The Company shall use reasonable best efforts to keep any S-3 Shelf Registration Statement effective until the expiration of the Registration Period.
Section 5.    Suspension Periods.
(a)    Suspension Periods. The Company may (i) delay the filing or effectiveness of a Registration Statement in conjunction with a Demand Registration or a S-3 Shelf Registration or (ii) prior to the pricing of any underwritten offering or other offering of Registrable Shares pursuant to a Demand Registration or a S-3 Shelf Registration, delay such underwritten or other offering (and, if it so chooses, withdraw any registration statement that has been filed), but in each case described in clauses (i) and (ii) only if the Company determines in its sole discretion (x) that proceeding with such an offering would require the Company to disclose material information that would not otherwise be required to be disclosed at that time and that the disclosure of such information at that time would not be in the Company’s best interests, or (y) that the registration or offering to be delayed would, if not delayed, materially adversely affect the Company and its subsidiaries taken as a whole or materially interfere with, or jeopardize the success of, any pending or proposed material transaction, including any debt or equity financing, any acquisition or disposition, any recapitalization or reorganization or any other material transaction, whether due to commercial reasons, a desire to avoid premature disclosure of information or any other reason. Any period during which the Company has delayed a filing, an effective date or an offering pursuant to this Section 5 is herein called a “Suspension Period”. If pursuant to this Section 5 the Company delays or withdraws a Demand Registration or S-3 Shelf Registration requested by the Investor, the Investor shall be entitled to withdraw such request and, if it does so, such request shall not count against the limitation on the number of such registrations set forth in Section 2 or 4. The Company shall provide prompt written notice to the Investor of the commencement and termination of any Suspension Period (and any withdrawal of a registration statement pursuant to this Section 5), but shall not be obligated under this Agreement to disclose the reasons therefor. The Investor shall keep the existence of each Suspension Period confidential and refrain from making offers and sales of Registrable Shares (and direct any other Persons making such offers and sales to refrain from doing so) during each Suspension Period. In no event (x) may the Company deliver notice of a Suspension Period to the Investor more than three times in any calendar year and (y) shall a Suspension Period or Suspension Periods be in effect for an aggregate of 90 days or more in any calendar year.
(b)    Other Lockups. Notwithstanding any other provision of this Agreement, the Company shall not be obligated to take any action hereunder that would violate any lockup or similar restriction binding on the Company in connection with a prior or pending registration or underwritten offering.
(c)    Purchase Agreement Restrictions. Nothing in this Agreement shall affect the restrictions on transfers of Shares and other provisions of the Purchase Agreement, which shall apply independently hereof in accordance with the terms thereof.
Section 6.    Holdback Agreements.
The restrictions in this Section 6 shall apply for as long as the Investor is the beneficial owner of any Registrable Shares. If the Company sells Shares or other securities convertible into or exchangeable for (or otherwise representing a right to acquire) Shares in a primary underwritten offering pursuant to any registration statement under the Securities Act (but only if the Investor is provided its piggyback rights, if any, in accordance with Sections 3(a) and 3(b)), or if any other Person sells Shares in a secondary underwritten offering pursuant to a Piggyback Registration in accordance with Sections 3(a) and 3(b), and if (x) (A) the Investor sells Registrable Shares in such offering or (B) C. John Wilder or any Restricted Person (as defined in the Cooperation Agreement referred to in the Purchase Agreement) serves on the Board of Director of the Company at the time of such offering and (y) the managing underwriters for such offering advise the Company (in which case the Company promptly shall notify the Investor) that a public sale or distribution of Shares outside such offering would materially adversely affect such offering, then, if requested by the Company, the Investor shall agree, as contemplated in this Section 6, not to (and to cause its controlled Affiliates not to) sell, transfer, pledge, issue, grant or otherwise dispose of, directly or indirectly (including by means of any short sale), or request the registration of, any Registrable Shares (or any securities of any Person that are convertible into or exchangeable for, or otherwise represent a right to acquire, any Registrable Shares) for a period (each such period, a “Holdback Period”) beginning on the fifth day before the pricing date for the underwritten offering and extending through the earlier of (i) the 90th day after such pricing date (subject to customary automatic extension in the event of the release of earnings results of or material news relating to the Company) and (ii) such earlier day (if any) as may be designated for this purpose by the managing underwriters for such offering (each such agreement of the Investor, a “Holdback Agreement”). Each Holdback Agreement shall be in writing in form and substance satisfactory to the Company and the managing underwriters. Notwithstanding the foregoing, the Investor shall not be obligated to enter into a Holdback Agreement unless the Company and each selling shareholder in such offering also execute agreements substantially similar to such Holdback Agreement. A Holdback Agreement shall not apply to (x) the exercise of any warrants or options to purchase shares of the Company (provided that such restrictions shall apply with respect to the securities issuable upon such exercise) or (y) any Shares included in the underwritten offering giving rise to the application of this Section 6.
Section 7.    Registration Procedures.
(a)    Whenever the Investor requests that any Registrable Shares be registered pursuant to this Agreement, the Company shall use reasonable best efforts to effect, as soon as practical as provided herein, the registration and the sale of such Registrable Shares in accordance with the intended methods of disposition thereof, and, pursuant thereto, the Company shall, as soon as practical as provided herein:
(i)    subject to the other provisions of this Agreement, use reasonable best efforts to prepare and file with the SEC a Registration Statement with respect to such Registrable Shares and cause such Registration Statement to become effective (unless it is automatically effective upon filing);
(ii)    use reasonable best efforts to prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the applicable requirements of the Securities Act and to keep such Registration Statement effective for the relevant period required hereunder, but no longer than is necessary to complete the distribution of the Registrable Shares covered by such Registration Statement, and to comply with the applicable requirements of the Securities Act with respect to the disposition of all the Registrable Shares covered by such Registration Statement during such period in accordance with the intended methods of disposition set forth in such Registration Statement;
(iii)    use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Shares for sale in any jurisdiction in the United States;
(iv)    deliver, without charge, such number of copies of the preliminary and final Prospectus and any supplement thereto as the Investor may reasonably request in order to facilitate the disposition of the Registrable Shares of the Investor covered by such Registration Statement in conformity with the requirements of the Securities Act;
(v)    use reasonable best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such U.S. jurisdictions as the Investor reasonably requests and continue such registration or qualification in effect in such jurisdictions for as long as the applicable Registration Statement may be required to be kept effective under this Agreement (provided that the Company will not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to (1) qualify but for this subparagraph (v), (2) subject itself to taxation in any such jurisdiction or (3) consent to general service of process in any such jurisdiction);
(vi)    notify the Investor and each distributor of such Registrable Shares identified by the Investor, at any time when a Prospectus relating thereto would be required under the Securities Act to be delivered by such distributor, of the occurrence of any event as a result of which the Prospectus included in such Registration Statement includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, at the request of the Investor, the Company shall use reasonable best efforts to prepare, as soon as practical, a supplement or amendment to such Prospectus so that, as thereafter delivered to any prospective purchasers of such Registrable Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
(vii)    in the case of an underwritten offering in which the Investor participates pursuant to a Demand Registration, a Piggyback Registration or a S-3 Shelf Registration, enter into an underwriting agreement in substantially the form used by the Company or companies of comparable market capitalization for offerings of that kind, with appropriate modification, containing such provisions (including provisions for indemnification, lockups, opinions of counsel and comfort letters), and take all such other customary and reasonable actions as the managing underwriters of such offering may request in order to facilitate the disposition of such Registrable Shares (including, making members of senior management of the Company available at reasonable times and places to participate in “road-shows” that the managing underwriter determines are necessary to effect the offering);
(viii)    in the case of an underwritten offering in which the Investor participates pursuant to a Demand Registration, a Piggyback Registration or a S-3 Shelf Registration, and to the extent not prohibited by applicable law, (1) make reasonably available, for inspection by the managing underwriters of such offering and one attorney and accountant acting for such managing underwriters, pertinent corporate documents and financial and other records of the Company and its subsidiaries and controlled Affiliates, (2) cause the Company’s officers and employees to supply information reasonably requested by such managing underwriters or attorney in connection with such offering, (3) make the Company’s independent accountants available for any such managing underwriters’ due diligence and have them provide customary comfort letters to such underwriters in connection therewith; and (4) cause the Company’s counsel to furnish customary legal opinions to such underwriters in connection therewith; provided, however, that such records and other information shall be subject to such confidential treatment as is customary for underwriters’ due diligence reviews;
(ix)    use reasonable best efforts to cause all such Registrable Shares to be listed on each primary securities exchange (if any) on which securities of the same class issued by the Company are then listed;

(x)    provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such Registration Statement and, a reasonable time before any proposed sale of Registrable Shares pursuant to a Registration Statement, if requested by the transfer agent, provide the transfer agent with printed certificates or statements of book entry interests for the Registrable Shares to be sold, subject to the provisions of Section 11;
(xi)    make generally available to its shareholders a consolidated earnings statement (which need not be audited) for a period of 12 months beginning after the effective date of the Registration Statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earning statement under Section 11(a) of the Securities Act and Rule 158 thereunder; and
(xii)    promptly notify the Investor and the managing underwriters of any underwritten offering, if any:
(1)    when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or any post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;
(2)    of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for any additional information regarding the Investor;
(3)    of the notification to the Company by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and
(4)    of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Shares for sale under the applicable securities or blue sky laws of any jurisdiction.
For the avoidance of doubt, the provisions of clauses (vii), (viii), (xi) and (xii) of this Section 7(a) shall apply only in respect of an underwritten offering and only if (based on market prices at the time the offering is requested by the Investor) the number of Registrable Shares to be sold in the offering would reasonably be expected to yield gross proceeds to the Investor of at least the Minimum Amount.
(b)    No Registration Statement (including any amendments thereto) shall include any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading, and no Prospectus (including any supplements thereto) shall include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, except for any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in reliance on and in conformity with written information furnished to the

Company by or on behalf of the Investor, any selling securityholder or any underwriter or other distributor specifically for use therein.
(c)    At all times after the Company has filed a registration statement with the SEC pursuant to the requirements of the Securities Act and during the Registration Period, the Company shall use reasonable best efforts to continuously maintain in effect the registration of Common Stock under Section 12 of the Exchange Act and to use reasonable best efforts to file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, all to the extent required to enable the Investor to be eligible to sell Registrable Shares (if any) pursuant to Rule 144 under the Securities Act.
(d)    The Company may require the Investor and each distributor of Registrable Shares as to which any registration is being effected to furnish to the Company information regarding such Person and the distribution of such securities as the Company may from time to time reasonably request in connection with such registration.
(e)    The Investor agrees by having its shares of Common Stock treated as Registrable Shares hereunder that, upon being advised in writing by the Company of the occurrence of an event pursuant to Section 7(a)(vi), the Investor will immediately discontinue (and direct any other Persons making offers and sales of Registrable Shares to immediately discontinue) offers and sales of Registrable Shares pursuant to any Registration Statement (other than those pursuant to a plan that is in effect prior to such time and that complies with Rule 10b5-1 under the Exchange Act) until it is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by Section 7(a)(vi), and, if so directed by the Company, the Investor will deliver to the Company all copies, other than permanent file copies then in the Investor’s possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.
(f)    The Company may prepare and deliver a free writing prospectus (as such term is defined in Rule 405 under the Securities Act) in lieu of any supplement to a Prospectus, and references herein to any “supplement” to a Prospectus shall include any such free writing prospectus. Neither the Investor nor any other seller of Registrable Shares may use a free writing prospectus to offer or sell any such shares without the Company’s prior written consent.
(g)    It is understood and agreed that any failure of the Company to file a registration statement or any amendment or supplement thereto or to cause any such document to become or remain effective or usable within or for any particular period of time as provided in Section 2, 4 or 7 or otherwise in this Agreement, due to reasons that are not reasonably within its control, or due to any refusal of the SEC to permit a registration statement or prospectus to become or remain effective or to be used because of unresolved SEC comments thereon (or on any documents incorporated therein by reference) despite the Company’s good faith and reasonable best efforts to resolve those comments, shall not be a breach of this Agreement.
(h)    It is further understood and agreed that the Company shall not have any obligations under this Section 7 at any time prior to the commencement of or after the expiration of the Registration Period, unless an underwritten offering in which the Investor participates has been priced but not completed prior to the expiration of the Registration Period, in which event the Company’s obligations under this Section 7 shall continue with respect to such offering until it is so completed (but not more than 60 days after the commencement of the offering).
(i)    Notwithstanding anything to the contrary in this Agreement, the Company shall not be required to file a Registration Statement or include Registrable Shares in a Registration Statement unless it has received from the Investor, at least three days prior to the anticipated filing date of the Registration Statement, requested information required to be provided by the Investor for inclusion therein.
Section 8.    Registration Expenses.
(a)    All expenses incident to the Company’s performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, FINRA fees, listing application fees, printing expenses, transfer agent’s and registrar’s fees, cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto, and fees and disbursements of counsel for the Company and all independent certified public accountants and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”) (but not including any underwriting discounts or commissions attributable to the sale of Registrable Shares or fees and expenses of counsel and any other advisor representing any underwriters or other distributors), shall be borne by the Company. The Investor shall bear the cost of all underwriting discounts and commissions associated with any sale of Registrable Shares and shall pay all of its own costs and expenses, including all fees and expenses of any counsel (and any other advisers) representing the Investor and any stock transfer taxes.
(b)    The obligation of the Company to bear the expenses described in Section 8(a) shall apply irrespective of whether a registration, once properly demanded or requested becomes effective or is withdrawn or suspended; provided, however, that Registration Expenses for any Registration Statement withdrawn solely at the request of the Investor (unless withdrawn following commencement of a Suspension Period pursuant to Section 5) shall be borne by the Investor.
Section 9.    Indemnification.
(a)    The Company shall indemnify, to the fullest extent permitted by law, the Investor and each Person who controls the Investor (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of investigation) and expenses (including reasonable attorneys’ fees) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any amendment thereof or supplement thereto or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are made in reliance and in conformity with information furnished in writing to the Company by the Investor expressly for use therein. In connection with an underwritten offering in which the Investor participates conducted pursuant to a registration effected hereunder, the Company shall indemnify each participating underwriter and each Person who controls such underwriter (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Investor.
(b)    In connection with any Registration Statement in which the Investor is participating, the Investor shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus, or amendment or supplement thereto, and shall indemnify, to the fullest extent permitted by law, (i) the Company, its officers and directors and each Person who controls the Company (within the meaning of the Securities Act) and (ii) each participating underwriter, if any, and each Person who controls such underwriter (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of investigation) and expenses (including reasonable attorneys’ fees) arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or Prospectus, or any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the same are made in reliance and in conformity with information furnished in writing to the Company by or on behalf of the Investor expressly for use therein; provided, in no event shall Investor’s aggregate liability pursuant to this Section 9(b) be greater than the amount of proceeds received from the sale of Shares under such Registration Statement giving rise to the Investor indemnification obligation.
(c)    Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying Person of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying Person to assume the defense of such claim with counsel reasonably satisfactory to the indemnified Person. Failure so to notify the indemnifying Person shall not relieve it from any liability that it may have to an indemnified Person except to the extent that the indemnifying Person is materially and adversely prejudiced thereby. The indemnifying Person shall not be subject to any liability for any settlement made by the indemnified Person without its consent (but such consent will not be unreasonably withheld). An indemnifying Person who is entitled to, and elects to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to one local counsel) for all Persons indemnified (hereunder or otherwise) by such indemnifying Person with respect to such claim (and all other claims arising out of the same circumstances), unless in the reasonable judgment of any indemnified Person there may be one or more legal or equitable defenses available to such indemnified Person which are in addition to or may conflict with those available to another indemnified Person with respect to such claim, in which case such maximum number of counsel for all indemnified Persons shall be two rather than one. If an indemnifying Person is entitled to, and elects to, assume the defense of a claim, the indemnified Person shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the indemnifying Person shall not be obligated to reimburse the indemnified Person for the costs thereof. The indemnifying Person shall not consent to the entry of any judgment or enter into or agree to any settlement relating to a claim or action for which any indemnified Person would be entitled to indemnification by any indemnified Person hereunder unless such judgment or settlement imposes no ongoing obligations on any such indemnified Person and includes as an unconditional term the giving, by all relevant claimants and plaintiffs, to such indemnified Person, of a release, satisfactory in form and substance to such indemnified Person, from all liabilities in respect of such claim or action for which such indemnified Person would be entitled to such indemnification. The indemnifying Person shall not be liable hereunder for any amount paid or payable or incurred pursuant to or in connection with any judgment entered or settlement effected with the consent of an indemnified Person unless the indemnifying Person has also consented to such judgment or settlement.
(d)    The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person or any officer, director or controlling Person of such indemnified Person and shall survive the transfer of securities and the Termination Date but only with respect to offers and sales of Registrable Shares made during the Registration Period or during the period following the Termination Date referred to in Section 7(h).
(e)    If the indemnification provided for in or pursuant to this Section 9 is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying Person, in lieu of indemnifying such indemnified Person, shall contribute to the amount paid or payable by such indemnified Person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying Person or by the indemnified Person, and by such Person’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of the indemnifying Person be greater in amount than the amount for which such indemnifying Person would have been obligated to pay by way of indemnification if the indemnification provided for under Section 9(a) or 9(b) hereof had been available under the circumstances.
Section 10.    Securities Act Restrictions.
The Registrable Shares are restricted securities under the Securities Act and may not be offered or sold except pursuant to an effective registration statement or an available exemption from registration under the Securities Act. Accordingly, the Investor shall not, directly or through others, offer or sell any Registrable Shares except pursuant to a Registration Statement as contemplated herein or pursuant to Rule 144 or another exemption from registration under the Securities Act, if available. Prior to any transfer of Registrable Shares other than pursuant to an effective registration statement, the Investor shall notify the Company of such transfer and the Company may require the Investor to provide, prior to such transfer, such evidence that the transfer will comply with the Securities Act (including written representations or an opinion of counsel) as the Company may reasonably request. The Company may impose stop-transfer instructions with respect to any Registrable Shares that are to be transferred in contravention of this Agreement. Any certificates, statements of book entry interests or other instruments representing the Registrable Shares may bear a legend (and the Company’s share registry may bear a notation) referencing the restrictions on transfer contained in this Agreement (and the Purchase Agreement), until such time as such securities have ceased to be (or are to be transferred in a manner that results in their ceasing to be) Registrable Shares. Subject to the provisions of this Section 10, the Company will replace any such legended certificates, statements of book entry interests or other instruments with unlegended certificates, statements of book entry interests or other instruments, as applicable, promptly upon surrender of the legended certificates, statements of book entry interests or other instruments, respectively, to the Company or its designee and cause shares that cease to be Registrable Shares to bear a general unrestricted CUSIP number, in order to facilitate a lawful transfer or at any time after such shares cease to be Registrable Shares.
Section 11.    Transfers of Rights.
If the Investor transfers any rights to a Permitted Transferee in accordance with the Purchase Agreement, such Permitted Transferee shall, together with all other such Permitted Transferees and the Investor, also have the rights of the Investor under this Agreement, but only if the Permitted Transferee signs and delivers to the Company a written acknowledgment (in form and substance satisfactory to the Company) that it has joined with the Investor and the other Permitted Transferees as a party to this Agreement and has assumed the rights and obligations of the Investor hereunder with respect to the rights transferred to it by the Investor. Each such transfer shall be effective when (but only when) the Permitted Transferee has signed and delivered the written acknowledgment to the Company. Upon any such effective transfer, the Permitted Transferee shall automatically have the rights so transferred, and the Investor’s obligations under this Agreement, and the rights not so transferred, shall continue, provided that under no circumstances shall the Company be required to provide (i) more than three Demand Registrations and (ii) more than one S-3 Shelf Registration (or two in the event the Investor elects to exchange one of its Demand Registrations for a S-3 Shelf Registration). Notwithstanding any other provision of this Agreement, no Person who acquires securities transferred in violation of this Agreement or the Purchase Agreement, or who acquires securities that are not or upon acquisition cease to be Registrable Shares, shall have any rights under this Agreement with respect to such securities, and such securities shall not have the benefits afforded hereunder to Registrable Shares.
Section 12.    Miscellaneous.
(a)    Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally upon confirmation of receipt, or (b) on the second business day following the date of dispatch if delivered by a nationally recognized next day courier service, in each case with a copy sent concurrently by e-mail. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.
If to the Company:
Evergy, Inc.
1200 Main Street, 31st Floor
Kansas City, Missouri 64105

Attention: Heather A. Humphrey
E-mail: Heather.Humphrey@evergy.com
with a copy to (which copy alone shall not constitute notice):
Cravath, Swaine & Moore LLP
825 8th Avenue
New York, New York 10019
Attention:    Erik R. Tavzel
Andrew C. Elken
E-mail: etavzel@cravath.com
aelken@cravath.com
If to the Investor:
Bluescape Energy Partners, LLC
200 Crescent Court, Suite 1900
Dallas, TX 75201
Attention: Jonathan Siegler
E-mail: jsiegler@bluescapepartners.com
with a copy to (which copy alone shall not constitute notice):
Kirkland & Ellis LLP
609 Main St.
Houston, TX 77002
Attention:     Julian J. Seiguer, P.C.
Shubi Arora, P.C.
E-mail: julian.seiguer@kirkland.com
shubi.arora@kirkland.com
(b)    No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
(c)    Assignment. Other than pursuant to Section 11, neither this Agreement nor any right, remedy, obligation nor liability arising hereunder or by reason hereof shall be assignable by any party hereto without the prior written consent of the other parties, and any attempt to assign any right, remedy, obligation or liability hereunder without such consent shall be void, except an assignment by Investor to a Permitted Transferee in accordance with the terms hereof.
(d)    No Third-Party Beneficiaries. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person or entity other than the Company and the Investor (and any Permitted Transferee to which an assignment is made in accordance with this Agreement), any benefits, rights, or remedies (except as specified in Section 9 hereof).
(e)    Governing Law; Submission to Jurisdiction; Waiver of Jury Trial, Etc. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. Each of the parties hereto agrees (a) to submit to the non-exclusive personal jurisdiction of the State or Federal courts in the Borough of Manhattan, The City of New York, (b) that non-exclusive jurisdiction and venue shall lie in the State or Federal courts in the State of New York, and (c) that notice may be served upon such party at the address and in the manner set forth for such party in Section 13(a). To the extent permitted by applicable law, each of the parties hereto hereby unconditionally waives trial by jury in any legal action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
(f)    Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts (including by e-mail or facsimile) and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.
(g)    Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.
(h)    Captions. The headings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any provision of this Agreement.
(i)    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
(j)    Other Registration Rights. The Company agrees that it shall not grant any registration rights to any third party unless such rights are either on a pro rata basis with or expressly made subordinate to the rights of Investor in a manner consistent with this Agreement.
(k)    Amendments. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the prior written consent of the Company and the Investor.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed by each of the parties hereto as of the date first written above.
EVERGY, INC.
By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

BEP Special Situations V LLC

By: _________________________
Name:
Title:

[Signature Page to Registration Rights Agreement]

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